REGISTRATION RIGHTS AGREEMENT

                         Dated as of August 22, 1996

                                 by and among

                       CASINO MAGIC OF LOUISIANA, CORP.

                         THE GUARANTOR NAMED HEREIN,

                                     AND

                         THE PURCHASERS NAMED HEREIN

  This Registration Rights Agreement (this "Agreement") is made and entered into as of August 22, 1996 by and among Casino Magic of Louisiana, Corp., a
   Louisiana corporation (the "Company"), Jefferson Casino Corporation, a
    Louisiana corporation ( "Jefferson Corp. "), and Wasserstein Perella Securities, Inc., Jefferies & Company, Inc. and Deutsche Morgan Grenfell/C.
  J. Lawrence Inc. (each, a " Purchaser " and, collectively, the " Purchasers "), each of whom has agreed to purchase the Company's 13 % Series A First Mortgage Notes due 2003 With Contingent Interest (the "Series A Notes")
            pursuant to the Purchase Agreement (as defined below).



      This Agreement is made pursuant to the Purchase Agreement, dated August 16, 1996 (the "Purchase Agreement"), by and among the Company, the Guarantor and the Purchasers. In order to induce the Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers under the Purchase Agreement.



                       The parties hereby agree as follows:

                    SECTION 1.              DEFINITIONS

   As used in this Agreement, the following capitalized terms shall have the following meanings:

                Act:     The Securities Act of 1933, as amended.

   Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                 Closing Date: The date of this Agreement.

             Commission:     The Securities and Exchange Commission.

  Consummate:     A Registered Exchange Offer shall be deemed "Consummated"
   for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the
  Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.



   Damages Payment Date: With respect to the Series A Notes, each Interest
                                Payment Date.

            Effectiveness Target Date: As defined in Section 5.

       Exchange Act: The Securities Exchange Act of 1934, as amended.

 Exchange Offer: The registration by the Company under the Act of the Series
  B Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer

    Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the
    Transfer Restricted Securities tendered in such exchange offer by such
                                   Holders.



        Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

       Exempt Resales: The transactions in which the Purchasers propose to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to certain institutional "accredited investors," as such term is defined in Rule 501 (a)(1), (2), (3)
     and (7) of Regulation D under the Act ("Accredited Institutions").

      Guarantor:     Jefferson Corp. and any future Guarantor (as defined in
                        the Indenture, collectively).

                Holders: As defined in Section 2(b) hereof.

           Indemnified Holder: As defined in Section 8(a) hereof.

    Indenture:     The Indenture, dated as of August 22, 1996, among the
    Company, First Union National Bank, as trustee (the "Trustee"), and the Guarantor, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

     Interest Payment Date: As defined in the Indenture and the Notes.

                Jefferson Corp.: As defined in the Preamble.

         NASD:     National Association of Securities Dealers, Inc.

             Notes: The Series A Notes and the Series B Notes.

  Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

   Prospectus:     The prospectus included in a Registration Statement, as
     amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

             Purchaser:     As defined in the preamble hereto.

 Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

           Registration Default: As defined in Section 5 hereof.

 Registration Statement: Any registration statement of the Company relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

       Series B Notes: The Company's 13 % Series B First Mortgage Notes due 2003 With Contingent Interest to be issued pursuant to the Indenture in the
                               Exchange Offer.

             Shelf Filing Deadline: As defined in Section 4 hereof.

          Shelf Registration Statement: As defined in Section 4 hereof.

      TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb)
                  as in effect on the date of the Indenture.

      Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such
 Note is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the
  Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

      Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.


        SECTION 2.              SECURITIES SUBJECT TO THIS AGREEMENT

       (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

      (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such
                 Person owns Transfer Restricted Securities.

                  SECTION 3.     REGISTERED EXCHANGE OFFER

      (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantor shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, a Registration Statement under the Act relating to the Series B Notes and the Exchange Offer,
  (ii) use their best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 100 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, continence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

      (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

         (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration
  Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such
Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.


       The Company and the Guarantor shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by
 Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective.

     The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.


                 SECTION 4.              SHELF REGISTRATION

      (a) Shelf Registration. If (i) the Company and the Guarantor are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted
      Securities shall notify the Company within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the
   Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such
 Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantor shall

(x)cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration
 Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the
     Company determines that it is not required to file the Exchange Offer Registration Statement, (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above, and (3) the 190th day after the Closing Date (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted
 Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

      (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the
                            Shelf Filing Deadline.

 The Company and the Guarantor shall use their best efforts to keep such Shelf
  Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing
                                    Date.


      (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted
 Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted
   Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                 SECTION 5.              LIQUIDATED DAMAGES

      If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"),
   (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the Shelf Registration Statement or the
 Exchange Offer Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantor hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration
  Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues.  The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

         All obligations of the Company and the Guarantor set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer
Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.


               SECTION 6.             REGISTRATION PROCEDURES

      (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantor shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

        (i)If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the
  Company and the Guarantor hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantor to Consummate an Exchange Offer for such Series A Notes. The Company and the Guarantor each hereby agrees to pursue the issuance of such a decision to the
     Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantor each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

         (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted
    Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C)
  it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

        (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantor shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantor are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988),
  Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor the Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

       (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantor shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

         (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), each of the Company and the Guarantor shall:

          (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements
  (including, if required by the Act or any regulation thereunder, financial statements of the Guarantor) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such
 Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

         (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration
   Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to
 Rule 424 under the Act, and to comply fully with the applicable provisions of
   Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the
                                 Prospectus;

     (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the
  Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer
Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantor shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

            (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any
Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such
  Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such
 Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

           (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available (and representatives of the Guarantor) for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

       (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such
    Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantor and cause the Company's and the Guarantor's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration
  Statement subsequent to the filing thereof and prior to its effectiveness;

      (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

           (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

       (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein but excluding all exhibits and exhibits incorporated therein by reference;

       (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantor hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

      (xi) enter into, and cause the Guarantor to enter into, such agreements (including an underwriting agreement), and make, and cause the Guarantor to make, such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the
     Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any
Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten
              Registration, the Company and the Guarantor shall:

      (A) furnish to each Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

            (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the Chief Executive Officer and (z) a principal financial or accounting officer of each of the Company and the Guarantor, confirming, as of the date thereof, the matters set forth in paragraph d of
Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

          (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantor, covering the matters set forth in Exhibits C and D to the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Purchasers' representatives and the Purchasers' counsel in connection with the preparation of such Registration
 Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel states that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange
   Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related
                               Prospectus; and

          (3) a customary comfort letter, dated as of the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(e) of the Purchase Agreement, without exception;

       (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section;
                                     and

       (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

      If at any time the representations and warranties of the Company and the Guarantor contemplated in clause (A)(1) above cease to be true and correct, the Company or the Guarantor shall so advise the Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

       (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantor to cooperate with, the selling
     Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

        (xiii) shall issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A
 Notes surrendered to the Company by such Holder being sold by such Holder to be registered in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

        (xiv) cooperate with, and cause the Guarantor to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted
Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

       (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

     (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or FILE any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

      (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the
    Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the
                          Depository Trust Company;

      (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the
NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted
                                 Securities;

      (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which
   Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

     (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantor to cooperate, with the Trustee and the Holders of Notes to effect such changes to the
     Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and cause the Guarantor to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

           (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be' listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Series A Notes or the managing underwriter(s), if any; and

      (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the
  Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such
Transfer Restricted Securities that was current at the time of receipt of such notice.  In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in
 Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section
             6(c)(xvi) hereof or shall have received the Advice.


                 SECTION 7.          REGISTRATION EXPENSES

 (a) All expenses incident to the Company's or the Guarantor's performance of or compliance with this Agreement will be borne by the Company or the
 Guarantor, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD
      (and, if applicable, the fees (excluding underwriting discounts and commissions) and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii)
all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv)
   all fees and disbursements of counsel for the Company, the Guarantor and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities;
   (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantor (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will, in any event, bear its and the Guarantor's internal expenses
 (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

    (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration
  Statement and the Shelf Registration Statement), the Company will reimburse the Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

                  SECTION 8.               INDEMNIFICATION

    (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii)
   being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an ".Indemnified
 Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, and expenses whatsoever incurred (including without limitation attorneys' fees and all expenses whatsoever incurred in investigating, preparing, or defending any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Indemnified Holder for any legal and other expenses as such expenses are reasonably incurred by the Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the
  Company shall not be liable in any such case to the extent but only to the extent that any such loss, claim, damage, liability or expense are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity will be in addition to any liability which the Company and the Guarantor may otherwise have, including under this Agreement.

  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantor, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantor in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantor of its obligations under this Section
 8 except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against an Indemnified Holder and it notifies the Company and the Guarantor of the commencement thereof, the Company and the Guarantor will be entitled to participate therein, and to the extent they may elect by written notice delivered to the
  Indemnified Holder, promptly after receiving the aforesaid notice from the
   Indemnified Holder, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Holder. Notwithstanding the foregoing, the
  Indemnified Holder shall have the right to employ their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the employment of such counsel shall have been authorized in writing by the Company or the Guarantor in connection with the defense of such action, (ii) the Company and the Guarantor shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such Indemnified Holder shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company or the Guarantor (in which case the Company and the
  Guarantor shall not have the right to direct the defense of such action on behalf of the Indemnified Holder) in any of which events such fees and expenses shall be born by the Company and the Guarantor; provided, however, that the Company and the Guarantor shall only be liable for the legal expenses of one counsel (and any local counsel) for all indemnified parties and that all such fees and expenses of counsel shall be reimbursed as they are incurred. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

  (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantor, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantor to each of the
  Indemnified Holders, but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Guarantor or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantor and the Company and the Guarantor or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation. This indemnity will be in addition to any liability which the
          Holder may otherwise have, including under this Agreement.

          (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Holders on the other hand from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
  Section 8 hereof, then in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantor on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantor on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
   The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of
 Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

 The Company, the Guarantor and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this
 Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
 Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the Series A Notes exceeds the sum of (A) the amount paid by such Holder for such Series A Notes plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section II (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such
   Holder, and each person, if any, who controls the Company or a Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer and each manager of the Company and of the Guarantor shall have the same rights to contribution as the Company and the Guarantor, subject in each case to the provisions in this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
    Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Series A Notes held by each of the Holders hereunder and not joint.

                     SECTION 9.               RULE 144A

    The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule
     144A(d)(4) under the Act in order to permit resales of such Transfer
                 Restricted Securities pursuant to Rule 144A.

     SECTION 10.           PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.


             SECTION 11.              SELECTION OF UNDERWRITERS

      The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted
  Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.


                    SECTION 12.            MISCELLANEOUS

(a) Remedies. The Company and the Guarantor agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

  (b) No Inconsistent Agreements. The Company will not, and will cause the Guarantor not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

   (c) Adjustments Affecting the Notes. The Company will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any
                               Exchange Offer.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

    (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

           (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the
                                Indenture; and

                              (ii)     if to the Company:

                                 Casino Magic of Louisiana, Corp.
                                      711 Casino Magic Drive
                                 Bay St. Louis, Mississippi 39520
                                  Telecopier No.: (601) 467-7998
                              Attention:     Chief Financial Officer

                                       With a copy to:

                             Akin Gump Strauss Hauer & Feld LLP
                                   1500 Nations Bank Plaza
                                       300 Convent St.
                                  San Antonio, Texas 78205
                               Telecopier No.: (210) 224-2035
                                 Attention:     J. Patrick Ryan, Esq.


 All such notices and communications shall be deemed to have been duly given:
  at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

 (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for ,an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

   (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (h) Headings.  The headings in this Agreement are for convenience of reference only and shall
              not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE
                        CONFLICT OF LAW RULES THEREOF.

  j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (k) Entire Agreement. This Agreement together with the other Transaction Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                       CASINO MAGIC OF LOUISIANA, CORP.



                                 By: /s/ Robert A. Callaway
                                 Name: Robert A. Callaway
                                 Title: Executive Vice President and General
Council



                         JEFFERSON CASINO CORPORATION



                                  BY: /s/ Robert A. Callaway
                                  Name: Robert A. Callaway
                                  Title: Executive Vice President and General
Council



                     WASSERSTEIN PERELLA SECURITIES, INC.



                                     By: /s/ Ashish Bhotani
                                    Name: Ashish Bhotani
                                    Title: President



                          JEFFERIES & COMPANY, INC.



                                     By: /s/ Steven D. Croxton
                                    Name: Steven D. Croxton
                                    Title: Vice President
Attested by: Jay S. Osman


                DEUTSCHE MORGAN GRENFELL/C.  J. LAWRENCE INC.



                                     By: /s/ Jonathan P. Wendall
                                    Name: Jonathan P. Wendall
                                    Title: Managing Director